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                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statements (Form S-8 No. 33-42624, No. 333-50257, and No. 333-35386) of PowerBrief, Inc.
(formerly Integrated Orthopaedics, Inc.), of our report dated April 6, 2001, with respect to the financial statements of PowerBrief, Inc., for the year ended December 31, 2000, included in this Form 8-K/A.

                                                 /s/ Ernst & Young LLP

Houston, Texas
May 14, 2001